united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

CHARLTON ARIA ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42386	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 W 9th St #848
Wilmington, DE 19801

(Address of principal executive offices)

(302) 319-3177

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, consisting of one Class A ordinary share, $0.0001 par value and one Right to acquire one-eighth of one Class A ordinary share	CHARU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CHAR	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-eighth of one Class A ordinary share	CHARR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

On October 25, 2024, Charlton Aria Acquisition Corporation, a Cayman Islands exempted company (the “Company”) consummated its initial public offering (the “Offering”). In connection therewith, the Company entered into an Investment Management Trust Agreement, dated October 24, 2024 (the “Trust Agreement”), with the Continental Stock Transfer & Trust Company, as trustee (the “Trustee”). The form of the Trust Agreement was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-282313) for the Offering.

On October 19, 2026, at the extraordinary general meeting of shareholders of the Company (the “Extraordinary General Meeting”), the Company’s shareholders approved a proposal to amend the Trust Agreement to allow the Company to extend the date by which it must consummate an initial business combination up to twelve (12) times, with each extension comprised of one month, from October 25, 2026 until October 25, 2027, by depositing into the trust account an amount equal to $0.03 per public share remaining outstanding after redemptions, up to $60,000 per one-month extension.

The foregoing summary of the amendment to the Trust Agreement is qualified in its entirety by reference to the full text of Amendment No. 1 to the Investment Management Trust Agreement by and between the Company and the Trustee, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On October 19, 2026, the Company’s shareholders approved, by special resolution, an amendment to the Company’s Second Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination from October 25, 2026 to October 25, 2027, on a month-to-month basis, for up to twelve (12) months. On October 19, 2026, the Company adopted the amendment to the Existing Charter. A copy of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 19, 2026, the Company held the Extraordinary General Meeting. An aggregate of 7,921,109 of the Company’s ordinary shares, which represents a quorum of the outstanding ordinary shares entitled to vote as of the record date of September 25, 2026, were represented in person or by proxy at the Extraordinary General Meeting.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the shareholders at the Extraordinary General Meeting.

(1) Proposal No. 1 — Extension Proposal — To approve, as a special resolution, an amendment to the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”), to give the Company the right to extend the date by which it has to consummate a business combination from October 25, 2026 (the “Termination Date”) until October 25, 2027, on a month-to-month basis (each an “Extension” and each such date, as so extended, the “Extended Date”), for a total of twelve (12) months after the Termination Date (i.e., for a total of up to thirty-six (36) months after the consummation of the Company’s initial public offering (the “IPO”)), assuming a business combination has not occurred. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
7,721,514	199,595	0	N/A

As of the close of business on October 15, 2026, stockholders holding a total of 5,725,962 public shares of Class A ordinary shares exercised and did not reverse, their right to redeem their public shares in connection with the vote upon the Extension Proposal. As a result of the foregoing, those holders will receive a payment of approximately $11.03 per share redeemed.

(2) Proposal No. 2 — Trust Agreement Amendment Proposal — To approve, as a special resolution, an amendment to the Investment Management Trust Agreement dated October 24, 2024 by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) to allow the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from the Termination Date to October 25, 2027 (the “Trust Agreement Amendment”), provided that, for each one-month extension, an amount equal to $0.03 multiplied by the number of Class A ordinary shares sold to the public in the Company’s IPO and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Proposal, up to $60,000 per one-month extension, is deposited into the trust account (the “Trust Account”) by the Sponsor or one or more of its affiliates or designees. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
7,721,514	199,595	0	N/A

(3) Proposal No. 3 — Adjournment Proposal — To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient tabulated votes to approve the Extension Proposal or the Trust Agreement Amendment Proposal or (ii) where the board of directors of the Company has determined that it is otherwise necessary.

The Adjournment Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
7,606,514	314,595	0	N/A

Since there were sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the Adjournment Proposal was rendered moot and was not presented at the Extraordinary General Meeting.

Item 8.01 Other Events.

On October 19, 2026, ST Sponsor II Limited (the “Sponsor”) voluntarily converted 1,464,999 shares of Class B ordinary shares of the Company they held as of such date into 1,464,999 shares of Class A ordinary shares of the Company (the “Conversion”) in accordance with the Company’s Existing Charter, as amended. With respect to shares of Class A ordinary shares that they received as result of the Conversion, the Sponsor acknowledged that such shares would not be entitled to any distribution from the Company’s trust account. As a result of the Conversion and the results of the Extraordinary General Meeting described above, the Company has an aggregate of 4,579,037 Class A ordinary shares outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Second Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment to the Investment Management Trust Agreement, by and between the Company and the Trustee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2026

CHARLTON ARIA ACQUISITION CORPORATION

By:	/s/ Jung Min Lee
Jung Min Lee
Chief Executive Officer

4